                                                                   EXHIBIT 10.8

              CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED
              AND FILED SEPARATELY WITH THE COMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

              VAUTOMATION INCORPORATED SYNTHESIZABLE SOFT CORE AGREEMENT
                                 NUMBER: 10-24-97-01

This Agreement is entered into on 11-4-97 (Effective Date) between VAutomation Incorporated (VAutomation), 20 Trafalgar Sq., Nashua, NH 03063 and Pixelworks, Incorporated (Customer), 8100 SW Nyberg Road, Tualatin, OR 97062.

1.     DEFINITIONS

       (a) "Intellectual Property" means all intellectual property related to the Soft Cores, including without limitation soft cores, hard cores, licensed software, documentation or other proprietary materials and information described on the License Key for the Soft Core.

       (b) "Services" means the consulting, hardware or software engineering or other services which are described in the statements of work for the attachment(s) to this Agreement.

       (c) "Soft Core(s)" means those reusable pre-designed synthesizable components for the design of integrated circuits set forth in attachment A.

       (d) "Customer's Products" means any integrated circuits (i) designed, manufactured, or marketed by Customer that incorporate all or any part of a Soft Core, or (ii) designed using any Intellectual Property.

       (e) "License Key" means one or more documents (in physical or electronic form) provided to Customer by VAutomation which list: (i) the version number of the Soft Core licensed to Customer; (ii) the design materials and information provided for each Soft Core licensed to Customer and/or (iii) the codes which the Customer must input to the installation software to complete the installation process. A sample License Key is attached as Exhibit A.

       (f) "End User" shall mean a customer of Customer who purchases or agrees to purchase from Customer integrated circuits designed by Customer using any Intellectual Property or incorporating any of the Soft Core.

       (g) "Maintenance Program" shall mean the software maintenance program, consisting of upgrade and new releases of the Soft Core and telephone support conducted by VAutomation, as further described in Section 9.

2.     PAYMENT TERMS

Page 1 - SYNTHESIZABLE SOFT CORE AGREEMENT NUMBER: 10-24-97-01

[**] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT
TO THE OMITTED PORTIONS.

       (a) License fees for Intellectual Property, fees for Services and such other fees as may be agreed to by the parties shall be specified in the attachment(s) to this Agreement. Customer shall pay all invoices within 30 days of date of invoice.

       (b) Any overdue payment shall bear interest at the highest rate then permitted by law.

3.     PURCHASE ORDER/DELIVERY TERMS

       (a) In order to obtain Intellectual Property and Services from VAutomation, Customer must first submit a purchase order. As part of the purchase order, Customer must identify the Intellectual Property and Services it wishes to obtain. All purchase orders are subject to acceptance by VAutomation, in its sole discretion. Customer's receipt and use of all Intellectual Property and documentation shall be governed by the terms and conditions of this Agreement and the attachment(s) to this Agreement. Nothing contained in any purchase order, purchaser order acknowledgment, or invoice shall in any way negate or modify such terms or add any additional terms or conditions, all of which are objected to. The above notwithstanding, variable terms such as price (but not payment terms), quantity, delivery date, and shipping instructions, as well as tax exempt status, if applicable, shall be specified on each purchase order or acknowledgment.

       (b) Upon the acceptance of a purchase order by VAutomation and the satisfaction of all VAutomation prerequisites to delivery, VAutomation shall deliver to Customer the Intellectual Property and Services as specified in this Agreement and any attachment(s) to this Agreement.

4.     TERM AND TERMINATION

       (a) The term of this Agreement shall begin upon the Effective Date and shall continue until terminated in accordance with the terms of this Agreement.

       (b) If either party breaches a material provision and does not cure the breach within 30 days after written notice from the other party, the non-breaching party shall have the right to: (i) suspend performance or payment until the breach is cured; (ii) terminate this Agreement and/or the attachment(s) to this Agreement; or (iii) seek a combination of (a) and (b) and all such other remedies as are available at law or equity and are not limited by the terms of this Agreement.

       (c) Should either party: (i) become insolvent; (ii) make an assignment for the benefit of creditors; (iii) file or have filed against it a petition in bankruptcy or seeking reorganization; (iv) have a receiver appointed; or (v) institute any proceedings for liquidation or winding up; then the other party may, in addition to other rights and remedies it may have, terminate this Agreement immediately by written notice.

       (d) Upon termination of this Agreement or any attachment(s) to this Agreement, the licenses, rights and covenants granted under this Agreement or the attachment(s) and the


Page 2 - SYNTHESIZABLE SOFT CORE AGREEMENT NUMBER: 10-24-97-01

[**] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT
TO THE OMITTED PORTIONS.

obligations imposed by this Agreement or attachment(s) shall cease, except as otherwise expressly set forth in this Agreement or the attachment(s). Upon termination, Customer shall return to VAutomation or destroy the Intellectual Property, including all copies and documentation. Customer shall provide written notice of return or destruction to VAutomation within 30 days after termination. Such written notice shall include a list of all Intellectual Property returned or destroyed and shall be signed by an officer of Customer and notarized by a notary public.

5.     INTELLECTUAL PROPERTY TRADE SECRET AND CONFIDENTALITY

       (a) Intellectual Property constitutes or contains trade secrets and confidential information of VAutomation or its licensors. Except as otherwise provided in this Agreement, Customer shall not make Intellectual Property available in any form to any other person or entity. Customer shall take appropriate action to protect the confidentiality of all Intellectual Property and insure that any person permitted access to Intellectual Property does not disclose Intellectual Property or use Intellectual Property except as permitted by this Agreement. Customer shall not reverse assemble, reverse compile, or otherwise reverse engineer Intellectual Property, in whole or in part.

       (b) It is a condition of this Agreement and the attachment(s) to this Agreement, that Customer protect the confidentiality of all Intellectual Property received from VAutomation under this Agreement or the attachment(s) to this Agreement. To that end, Customer specifically promises to: (i) maintain in confidence all Intellectual Property; (ii) refrain from disclosing Intellectual Property to anyone, except Customer's employees and consultants who work with the Intellectual Property for Customer's benefit, unless VAutomation specifically authorized disclosure in writing and in advance of the disclosure; and (iii) not use Intellectual Property in any manner which is contrary to the license grants contained in this Agreement or the attachment(s) to this Agreement.

       (c) Customer represents that it maintains a reasonable system, including written confidentiality agreements with its employees, consistent with industry standards, to protect its own confidential business information and Intellectual Property will be protected by such system to the same extent.

       (d) The obligations of this Section 5 shall survive termination or expiration of this Agreement.

6.     LICENSE GRANT

       (a) VAutomation grants to Customer certain personal, nonexclusive, nontransferable licenses to use Intellectual Property. The licenses granted to Customer are: (i) a license to design and simulate Customer's Products;
(ii) if authorized on the License Key, a license to copy and distribute Intellectual Property to End-Users as a part of Customer's cell library, subject to all of


Page 3 - SYNTHESIZABLE SOFT CORE AGREEMENT NUMBER: 10-24-97-01

[**] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT
TO THE OMITTED PORTIONS.

the requirements of this Agreement; (iii) a license to make and sell or otherwise commercially distribute Customer's Projects world-wide to End-Users; and (iv) a license to have Customer's Products manufactured and/or tested world-wide for Customer by a foundry, provided such manufacture is pursuant to designs furnished by Customer, that such integrated circuits so manufactured are only for sale by Customer to End-Users and further provided that the foundry is subject to a written agreement with Customer which requires the foundry to protect the confidentiality of the Intellectual Property including but not limited to an obligation to only disclose Intellectual Property to those employees of the foundry with a need to know.

       (b) VAutomation will deliver the License key to Customer after VAutomation's receipt from Customer of an executed copy of this Agreement, all the information required to generate the License Key and a purchase order meeting the requirements of this Agreement. VAutomation may include on the media with the Intellectual Property additional data or software, including one or more Soft Cores not currently licensed to Customer and to which the License Key will not permit access. Inclusion of such additional data or software in no way implies a license from VAutomation and Customer may not decode or use such data or software unless a License Key subsequently obtained from VAutomation specifically authorizes such access and use.

       (c) If Customer or any End-User uses the Intellectual Property in any manner not specified in the License Key, VAutomation will necessarily incur damages which will be difficult to accurately estimate. In the event of such a breach, VAutomation shall be entitled to receive from Customer liquidated damages in a sum equal to the full list price for the soft Core in question. The parties agree that such amount is reasonable in light of the anticipated harm that would be caused by such a breach and that such amount is not a penalty.

       (d) VAutomation and its licensors retain all title to and ownership of the Intellectual Property and all copies of Intellectual Property made by Customer regardless of the form or media in or on which the original and copies may exist. VAutomation and its licensors retain all title to and ownership of modifications and updates of Intellectual Property made by VAutomation and its licensors and provided to Customer. VAutomation shall also retain all title to and ownership of modifications to Intellectual Property made by Customer and revealed to VAutomation by the Customer. Customer retains all ownership rights in any modifications to Intellectual Property made by the Customer and not revealed to VAutomation.

       (e) The licenses granted to Customer under this Agreement and are not a sale of the Intellectual Property or any copy of the Intellectual Property or of any ownership interest in the Intellectual Property.


Page 4 - SYNTHESIZABLE SOFT CORE AGREEMENT NUMBER: 10-24-97-01

[**] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT
TO THE OMITTED PORTIONS.

7.     CONDITIONS TO OBLIGATIONS OF VAUTOMATION

       (a) Customer agrees that VAutomation has no control over the specific applications and use Customer will make of Intellectual Property which VAutomation licenses to Customer. Customer understands that third parties may hold patents in technology which relate to the Intellectual Property and/or Customer's Products. Customer acknowledges and agrees therefore, that it is Customer's obligation to obtain all necessary licenses from third party patent holders, and that Customer's fulfillment of that obligation is an express condition to VAutomation granting Customer the licenses set forth in this Agreement. Customer warrants and represents that it will obtain all such third party patent holder licenses.

       (b) If Customer fails to obtain all necessary licenses from third party patent holders, this Agreement may be terminated by VAutomation with prior written notice and expiration of a 30 day cure period. In the event of such termination, those provisions of this Agreement which by their terms survive termination shall continue in force and effect. Customer shall indemnify and hold VAutomation, its connection with any claim against VAutomation relating to any allegation that Customer's Products infringe the patent or other intellectual property rights, or that the Intellectual Property infringes the patent rights, of any third party. This obligation to indemnify and hold harmless shall survive any termination or expiration of this Agreement.

       (c) If a patent infringement claim is made against Customer's Products, VAutomation shall, whenever possible, provide Customer with all reasonable information and assistance to settle or defend the claim. This assistance shall not imply any liability of VAutomation. Any costs and expenses incurred by VAutomation in providing such assistance shall be borne by or reimbursed by Customer.

8.     MODIFICATIONS AND COPYING

       (a) Customer may modify or translate Intellectual Property for its internal use.

       (b) Customer may copy Intellectual Property only to the extent necessary for archival and backup purposes, for internal use and for furnishing to semiconductor manufacturers (including Customer) in accordance with this Agreement. Customer's right to copy and use Intellectual Property, in any form or media except semiconductor devices, is at all times and in each instance conditioned upon Customer reproducing on each copy all copyright notices and proprietary legends of VAutomation and its licensors.

9.     MAINTENANCE PROGRAM

       (a) VAutomation shall provide support and maintenance for a period of one year from the date of shipment. This initial year of support and maintenance is included in the project license fee.


Page 5 - SYNTHESIZABLE SOFT CORE AGREEMENT NUMBER: 10-21-97-01

[**] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT
TO THE OMITTED PORTIONS.

       (b) Upon expiration of the initial year of support and maintenance, and annually thereafter, the Maintenance program shall automatically renew for additional one year terms unless Customer terminates the Maintenance Program by written notice to VAutomation given no less than 60 days prior to the expiration of the then current year. VAutomation shall invoice Customer on an annual basis for the applicable support and maintenance fees.

       (c) VAutomation may change, correct and add to the Soft Cores from time to time at its discretion. Changes, corrections and additions shall be sent to Customer pursuant to the schedule and method selected by VAutomation provided Customer has a paid-up Maintenance Program in place at the time the changes, corrections or additions are released.

       (d) A VAutomation representative shall be available by telephone during VAutomation's normal business hours at VAutomation's designated support center to assist Customer in using Intellectual Property. Customer may contact the designated support center to discuss End-Users use of the Intellectual Property. If a problem cannot be resolved over the telephone, Customer shall provide VAutomation with written documentation of the problem. VAutomation shall evaluate the problem and use commercially reasonable efforts to provide a temporary work-around solution within ten business days of receipt of complete documentation. VAutomation shall endeavor to correct the problem within 30 business days.

       (e) The Maintenance Program excludes, without limitation, repair or service resulting from (i) neglect, misuse or damage to the media containing the Intellectual Property; (ii) alterations or modifications to the Intellectual Property not authorized by and revealed to VAutomation;
(iii) the failure of Customer to provide and to maintain a suitable installation environment and facilities; (iv) the use of the Intellectual Property for purposes other than as expressly permitted by this Agreement; or
(v) distribution of the Intellectual Property excelt in compliance with this Agreement. VAutomation shall maintain and provide service for only the current release and one prior release of the Soft Core except that VAutomation shall maintain and service Customer's Intellectual Property for not less than one year from the date of delivery regardless of release.

10.    CONSIDERATION

       (a) In consideration for the rights and licenses granted Customer under this Agreement and in consideration for the first year of service under the Maintenance Program, Customer shall pay a project license fee in the amount set forth in the attachment. Payment of such fee entitles Customer to use the Soft Core to create one new production design.

       (b) A Re-Use Fee as set forth in attachment A shall be paid to VAutomation by Customer for each new design using a Soft Core. A new design is created when a circuit is produced to mask for the first time. A design derivative which results in a change to both the circuit and the mask is also a new design. A process shrink of an existing design to produce a new


Page 6 - SYNTHESIZABLE SOFT CORE AGREEMENT NUMBER: 10-24-97-01

[**] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT
TO THE OMITTED PORTIONS.

mask without a change in the circuit or a design spin to rework errors, where 1,000 or fewer units of the erred version were produced, is not a new design.

       (c) Customer shall provide VAutomation with an annual report of all Re-Use Fees in the form set forth in Exhibit B to this Agreement. VAutomation shall invoice Customer for Re-Use Fees based upon the report provided by Customer. Customer shall pay all invoices within 30 days of date of invoice.

       (d) A Maintenance fee as set forth in attachment A shall be paid to VAutomation by Customer annually upon completion of the initial year of Maintenance as provided in (a) unless terminated as described in section 9(b). Payment of such fee entitles Customer to the Maintenance Program as described in section 9.

11.    AUDIT RIGHTS

       (a) Customer shall keep full, clear and accurate records with respect to the number and identity of each different design by Customer for which a Re-Use Fee is due. Such records shall be sufficient to enable VAutomation to determine the amount of Re-Use Fees to be paid to VAutomation pursuant to this Agreement. In addition to the above information, Customer shall also maintain evidence of all necessary licenses from third party patent holders.

       (b) VAutomation shall have the right, acting itself or at its option or at the request of the Customer, through an independent auditor, to examine and audit at all reasonable times all such records and such other records and accounts as may, under recognized accounting practices, contain information bearing upon Customer's compliance with the terms of this Agreement and upon the amount of Re-Use Fees owed to VAutomation. If any such audit shall disclose that such Re-Use Fees have been underpaid by more than 5%, Customer shall bear the cost of that audit. If any such audit shall disclose that Customer has failed to obtain necessary licenses from third party patent holders, VAutomation shall have the right to immediately terminate this Agreement, any or all attachment(s) to this Agreement and all licenses granted under either this Agreement or the attachment(s) as provided in Section 6 of this Agreement.

       (c) VAutomation or the independent auditor shall keep in confidence all information gained as a result of any audit. VAutomation or the independent auditor shall only use or disclose such information as shall be necessary to enforce VAutomation's rights in accordance with this Soft Core Attachment.

12.    INFRINGEMENT INDEMNIFICATION.

       (a) VAutomation represents and warrants that Intellectual Property does not infringe any United States, European Community or Japanese copyrights or misappropriate any trade secret of any third party. VAutomation further represents and warrants that Intellectual Property


Page 7 - SYNTHESIZABLE SOFT CORE AGREEMENT NUMBER: 10-24-97-01

[**] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT
TO THE OMITTED PORTIONS.

is the original work of VAutomation and its licensors and was developed without access to or knowledge of any third party confidential materials.

       (b) If notified promptly of any such claim or action brought against Customer for copyright infringement or trade secret misappropriation, VAutomation will defend or cause to be defended such action at its expense and will pay any costs or damages awarded against Customer in such action, provided that VAutomation has control of the defense and all negotiations for settlement and Customer provides VAutomation with prompt notice of the claim all reasonable information and assistance to settle or defend the claim.

       (c) If a final injunction is obtained against the Customer's use of any Intellectual Property by reason of copyright infringement or trade secret misappropriate, VAutomation will, at its option and its expense, either (i) procure for Customer the right to continue using such Intellectual Property or the infringing portions of Intellectual Property, or (ii) replace or modify Intellectual Property or the infringing portions of Intellectual Property, so that they become non-infringing, or (iii) if in VAutomation's opinion neither of the above is commercial feasible, VAutomation will accept return of the infringing Intellectual Property and refund an amount equal to the sum paid by the Customer for the infringing Intellectual Property.

       (d) VAutomation will have no liability for any claim of copyright infringement arising from (i) the combination of Intellectual Property with Customer or third party materials, unless it is determined by a court of competent jurisdiction that the Intellectual Property is the infringing element of such claim; or (ii) the modification or translation of Intellectual Property or any portion of the Intellectual Property.

       (e) To the knowledge of VAutomation, there is no action, suit, claim, proceeding or investigation pending or threatened against or affecting VAutomation, any of its subsidiaries, officers or directors at law or in equity, or by any Federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign regarding the Intellectual Property other than those disclosed to the Customer in Attachment B. VAutomation has disclosed to the Customer, in Attachment B, any and all claims on the Intellectual Property or for the use of the Intellectual Property known to VAutomation as of the Effective Date.

       (f) VAUTOMATION MAKES NO WARRANTY, EXPRESS, IMPLIED OR STATUTORY THAT THE INTELLECTUAL PROPERTY IS FREE FROM ANY CLAIM OF INFRINGEMENT OF ANY THIRD PARTY'S PATENT RIGHTS.

13.    WARRANTY AND DISCLAIMER

Except as specifically set forth in the attachment(s) to this Agreement, the Intellectual Property and Services are provided "as is" without warranty of any kind, either express, implied or


Page 8 - SYNTHESIZABLE SOFT CORE AGREEMENT NUMBER: 10-24-97-01

[**] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT
TO THE OMITTED PORTIONS.

statutory, including without limitation, any warranty with respect to title, merchantability or fitness for any particular purpose. VAutomation does not warrant that the Intellectual Property will meet Customer's requirements or that the Intellectual Property will be error-free. Except as specifically provided in this Agreement, VAutomation is not obligated to support any Intellectual Property that it provides under this Agreement.

14.    DAMAGE LIMITATION

Except for claims under section 12 above, VAutomation shall not be liable for any claims against Customer by any other party. Except for a willful or grossly negligent breach by Customer of any of its duties under this Agreement or any breach by Customer of section 5 (confidentiality) or section 6 (license grant), neither party shall be liable for special, incidental or consequential damages of any kind resulting from breach of this Agreement. Except with respect to claims under section 12 above, VAutomation's aggregate liability for all cases or controversies arising out of the subject matter of this Agreement shall not exceed the amount paid to VAutomation by Customer hereunder.

15.    LIFE ENDANGERING APPLICATIONS

Intellectual Property is not designed, made, or intended for use in any application where failure or inaccuracy might cause death or personal injury. Customer represents, warrants and covenants that the Intellectual Property shall not be used in any pplication where failure or inaccuracy might cause death or personal injury. If Customer uses Intellectual Property for such applications, Customer will indemnify and hold harmless VAutomation, its suppliers and its licensors from any claims, loss, cost, damage, expense, or liability, including attorneys' fees, arising out of or in connection with the use and performance of Intellectual Property in such applications.

16.    GENERAL

       (a) Severability. If any provision of this Agreement is held to be ineffective, unenforceable or illegal for any reason, such decision shall not affect the validity or enforceability of any or all of the remaining portions thereof.

       (b) Nonassignment. This Agreement may not be transferred or assigned by the Customer, by operation of law or otherwise without the prior written consent of an authorized representative of VAutomation.

       (c) Taxes. Unless otherwise specifically provided in the attachment(s) to this Agreement, the amount of any present or future sales, revenue, excise or other tax or duty applicable to Intellectual Property and Services covered by this Agreement, or the possession or use of Intellectual Property (including but not limited to any withholding taxes imposed on royalties by any country), shall be added to the prices and fees otherwise due and shall be paid by


Page 9 - SYNTHESIZABLE SOFT CORE AGREEMENT NUMBER: 10-24-97-01

[**] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT
TO THE OMITTED PORTIONS.

Customer. In lieu of such payment, Customer shall provide VAutomation with a tax exemption certificate acceptable to the appropriate taxing authorities. If VAutomation is required to pay any such tax at any time, Customer shall reimburse VAutomation within 30 days after receipt of invoice.

       (d) Governing Law. This Agreement shall be governed by the laws of the State of New Hampshire, exclusive of any New Hampshire law or principle which would apply the law of any other state or country.

       (e) Waiver. No failure or delay on the part of either party in the exercise of any power, right or privilege under this Agreement shall operate as a waiver of such power, right or privilege, nor shall any single or partial exercise of any such power, right or privilege preclude any other or further exercise of that or of any other right, power or privilege.

       (f) Notice. Any notice required or permitted to be given will be in writing and may be personally served, or sent by facsimile or mail and will be deemed to have been given: if personally given when served, if by facsimile machine to the proper facsimile number and confirmed by mail, or when mailed, by certified mail - return receipt requested on the fifth business day after deposit in the United States mail with postage prepaid and properly addressed as follows or at such other address that either party provides by advance written notice to the other party.

         If to Customer:                           If to VAutomation:

         Attn:  Allen Alley                        VAutomation Inc.
         8100 SW Nyberg Rd., Suite 100             20 Trafalgar Sq., Suite 443
         Tualatin, OR 97062                        Nashua, NH 03063
         Ph:  503-612-6700
         Fax:  503-612-6713                        With a copy to:
         E-mail:  allena@pixelworksinc.com
                                                   William Contente, Esq.
         With a copy to:                           Lucash, Gesmer &
                                                   Updegrove, LLP
                                                   40 Broad Street
         Bill Campbell                             Boston, MA 02109
         Ater Wynne LLP                            Ph:  617-350-6800
         222 SW Columbia, Suite 1800               Fax:  617-350-6878
         Portland, OR 97201-6618                   Ph:  603-882-2282
         Ph:  503-226-1191                         Fax:  603-882-1587
         Fax:  503-226-0079

       (g) Export Controls. Customer understands that VAutomation is subject to regulation by United States government agencies, which prohibit export or diversion of Intellectual Property,


Page 10 - SYNTHESIZABLE SOFT CORE AGREEMENT NUMBER: 10-24-97-01

[**] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

information about Intellectual Property, and direct products of Intellectual Property to certain countries and certain persons. Regardless of any disclosure Customer makes to VAutomation of an ultimate destination of Intellectual Property or direct products of Intellectual Property, Customer warrants that it will not export in any manner, either directly or indirectly, any Intellectual Property or direct product of Intellectual Property, without first obtaining all necessary approval from appropriate United States government agencies. Customer acknowledges that the regulation of product export is in continuous modification by the United States Congress and administrative agencies. Customer agrees to complete all documents and to meet all requirements arising out of such modifications.

       (h) Other Licenses. Nothing contained in this Agreement shall be construed as conferring by implication, estoppel or otherwise upon either party any license or other right except the licenses and rights expressly granted under this Agreement. Without limiting the generality of the foregoing, Customer shall have no right to sublicense or to distribute Intellectual Property to any third party, except those rights specifically granted in this Agreement and then provided such distribution and sublicensing is carried out in accordance with all the requirements contained in this Agreement.

       (i) Entire Agreement. This Agreement and its attachments contain the entire agreement and understanding of the parties with respect to this subject matter and supersedes all prior agreements, understandings and representations. No addition or modification to this Agreement is valid unless made in writing and signed by authorized representatives of the parties.

       (j) Construction of Agreement. Customer acknowledges that it was given the opportunity to have this Agreement and the attachments to this Agreement reviewed by legal counsel. Customer and VAutomation agree that the rule of contract construction that interprets ambiguities against the drafter is inapplicable to this Agreement and the attachments to this Agreement.

       (k) Status as Independent Contractors. The parties are independent contractors. Neither has the authority to bind the other to any third person or act in any way as the representative of the other, unless otherwise expressly agreed to in writing by authorized representatives of both parties. This Agreement in no way prohibits VAutomation from providing Intellectual Property to or performing Services for other parties.

       (l) Delay. VAutomation shall not be responsible for failure or delay where the failure or delay results from causes beyond its reasonable control.

       (m) Survival. The provisions of Sections 2, 4(d), 5, 6(c), 7 and 11-16 shall survive the termination of this Agreement.


Page 11 -SYNTHESIZABLE SOFT CORE AGREEMENT NUMBER: 10-24-97-01

[**] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

IN WITNESS WHEREOF, the parties hereto have sealed and executed this Agreement as follows.

LICENSOR
VAUTOMATION, INC.


By:/s/ Eric Ryherd                        Date: 11/5/97
   -----------------------------               -------------------------
       Eric Ryherd, President


CUSTOMER
PIXELWORKS, INC.


By:/s/ Allen H. Alley                     Date: 11/5/97
   -----------------------------               -------------------------
        Allen H. Alley, President
        Allen H. Alley, President


Page 12 - SYNTHESIZABLE SOFT CORE AGREEMENT NUMBER: 10-24-97-01

[**] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                      EXHIBIT A

                    VAUTOMATION INCORPORATED SOFT-CORE LICENSE KEY

        This is to certify that CUSTOMER is licensed by VAutomation to use the

                                 V8086 - REVISION 1.7

                        Each comprising the following files:
    VHDL/Verilog Synthesizable Source Code, VHDL/Verilog behavioral Test Bench, Compilation scripts/Makefile, Synthesis scripts, Release notes, Documentation

            For extraction onto CUSTOMER computers per the terms of the
                   VAutomation Synthesizable Soft Core Agreement


       V8086 Software Decoding Key:              [**]

       Purchase Order Number:                    10160

       License Agreement Number:                 10-24-97-01

                                   /s/ Eric Ryherd
                   ------------------------------------------------
                       Eric Ryherd, President, VAutomation Inc.


Page 13 - SYNTHESIZABLE SOFT CORE AGREEMENT NUMBER: 10-24-97-01

[**] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                      EXHIBIT B

                    VAUTOMATION SOFT CORE RE-USE FEE ANNUAL REPORT

In accordance with Section 10 (CONSIDERATION) OF THE VAutomation Incorporated Synthesizable Soft Core Agreement number 10-24-97-01, this report is submitted by ______________________ on ________________ and covers the period from ___________ to ______________.

-----------------------------------------------------------------------------------
 IC NAME AND/OR      SOFT CORE USED      DATE OF FIRST       REUSE FEE DUE
 PART NUMBER                             SILICON
-----------------------------------------------------------------------------------
                     V8086                                   None, initial project
-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------

                  This report is hereby certified to be accurate by:


               Signature:__________________________   Date:____________
                                Name, title


Page 14 - SYNTHESIZABLE SOFT CORE AGREEMENT NUMBER: 10-24-97-01

[**] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                     ATTACHMENT A

Fee Schedule:

----------------------------------------------------------------------------------
 CORE NAME           PROJECT FEE         RE-USE FEE          ANNUAL MAINTENANCE
----------------------------------------------------------------------------------
 VZ80
----------------------------------------------------------------------------------
 V6502
----------------------------------------------------------------------------------
 V8086               [**]                [**]
----------------------------------------------------------------------------------
 V186
----------------------------------------------------------------------------------
 V960
----------------------------------------------------------------------------------
 V526
----------------------------------------------------------------------------------
 V8-uRISC
----------------------------------------------------------------------------------
 VUSB
----------------------------------------------------------------------------------
 V1394
----------------------------------------------------------------------------------

----------------------------------------------------------------------------------

Payment Terms for Initial Use:
$5,000 At Receipt of Order (ARO), balance Net 90 days from shipment.

Payment Terms for Re-use:
50% At Receipt of Order (ARO), balance Net 30 days from shipment.

Delivery via:
Overnight Carrier, FOB Nashua, NH, USA


Page 15 - SYNTHESIZABLE SOFT CORE AGREEMENT NUMBER: 10-24-97-01

[**] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                     ATTACHMENT B


Claims on the Intellectual Property or for the use of the Intellectual Property known to VAutomation as of the Effective Date.

                                        None.


Page 16 - SYNTHESIZABLE SOFT CORE AGREEMENT NUMBER: 10-24-97-01

[**] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.